UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2016

Commission File Number: 000-50502

MILLENNIUM HEALTHCARE INC.
(Exact Name of registrant as Specified in Its Charter)

Delaware	11-3229358
(State of other jurisdiction of incorporation or	(I.R.S. Employer Identification No.)
organization)

68 South Service Road, Suite 100, Melville, New York 11747
(Address of principal executive offices)

516-628-5500
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01      Entry into a Material Definitive Agreement

Item 1.03      Bankruptcy or Receivership

On February 8, 2016, Gemini Master Fund LTD, SCS Tactical Allocation Fund, Joe Giamichael/Dimitry Shapiro, Stacy L. Giunta Revocable Trust and Redwood Fund III LTD (“Petitioning Creditors”) filed a Notice of Involuntary Bankruptcy Case in the United States Bankruptcy Court Eastern District of New York (Case 8-16-70504) against the Company seeking relief under Chapter 7 of the United States Bankruptcy Code with respect to the Company’s indebtedness to the Petitioning Creditors. The Company believes the Notice of Involuntary Bankruptcy is grossly incorrect and wrongfully filed and is seeking dismissal.

The foregoing descriptions of the Notice of Involuntary Bankruptcy referred to above do not purport to be complete and are qualified in its entirety by reference to the Notice of Involuntary Bankruptcy Case, a copy of which are attached to this Current Report on Form 8-K and incorporated into this Item by reference.

Item 2.03      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On January 13, 2016 , Millennium Healthcare, Inc., a Delaware corporation (the “Company”), sold Promissory Notes (the “Notes”) in the aggregate principal amount of $40,000 (“Issuance Date”) for an aggregate of $40,000 pursuant to certain Securities Purchase Agreements (“Securities Purchase Agreements”). The Notes mature 36 months from the Issuance date (“Maturity Date”). The Notes bear an interest rate of 12% per annum and shall be paid quarterly in arrears. In the event of a default on the Note, interest will accrue at a rate of 17% per annum. In connection with the issuance of the Notes, upon the approval of the Company’s submitting a 14C to increase the authorized shares above the current 10,950,000,000, the Company will issue the Note holders an aggregate of 2,000,000,000 shares (“Shares”) of its restricted common stock. The Note also provides that the Company intends to instruct its transfer agent to reserve such number of shares of Common Stock as shall be sufficient to deliver to the Note holder the shares issuable to the Note holder pursuant to such Note holder’s Note in one or more tranches, provided that at any time the Note holder’s aggregate beneficial ownership shall not exceed 4.99% of the Company’s issued and outstanding common stock.

The foregoing descriptions of the Securities Purchase Agreements and the Notes referred to above do not purport to be complete and are qualified in its entirety by reference to the Form of Securities Purchas Agreement and the Form of Note, a copy of which are attached to this Current Report on Form 8-K and incorporated into this Item by reference.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

4.1	Form of Convertible Promissory Note
10.1	Form of Securities Purchaser Agreement
99.1	Notice of Involuntary Bankruptcy Case Filing dated February 8, 2016

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Millennium Healthcare Inc.

DATE: March 1, 2016	By:	/s/ Dominick Sartorio
Dominick Sartorio
Chairman